EXHIBIT 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	March 31,
(in thousands, except per share amounts, unaudited)	2006	2005	2005
ASSETS:
Cash and cash equivalents	$117,722	$132,169	$125,261
Loans receivable, net	5,249,515	4,885,916	4,375,036
Loans held for sale	9,315	7,894	16,900
Investment and mortgage-backed securities (“MBS”) available for sale	1,983,252	2,076,615	2,070,384
Investments and MBS held to maturity	63,491	51,924	48,873
Office properties and equipment, net	83,748	82,432	79,054
Real estate owned, net	5,160	779	1,459
Goodwill, net	112,702	112,707	112,391
Other intangible assets, net	17,070	17,625	19,292
Bank owned life insurance (“BOLI”)	108,816	107,649	94,850
Prepaid expenses and other assets, net	89,494	83,218	71,007

Total assets	$7,840,285	$7,558,928	$7,014,507

LIABILITIES:
Deposits	$5,085,302	$4,806,301	$4,108,310
Advances from Federal Home Loan Bank of Seattle	1,371,152	1,443,462	1,510,140
Repurchase agreements and fed funds	660,420	611,676	744,880
Other borrowings	129,166	110,688	116,378
Accrued expenses and other liabilities	85,525	80,116	63,702

Total liabilities	7,331,565	7,052,243	6,543,410

SHAREHOLDERS’ EQUITY:
Common stock	35,067	34,856	23,048
Additional paid-in capital	388,800	385,353	395,159
Accumulated comprehensive income (loss):
Unrealized gain (loss) on investments and MBS (1)	(49,152)	(34,219)	(26,134)
Retained earnings	134,005	120,695	79,024

Total shareholders’ equity	508,720	506,685	471,097

Total liabilities and shareholders’ equity	$7,840,285	$7,558,928	$7,014,507

Book value per share (2)	$14.51	$14.54	$13.63
Tangible book value per share (2)(3)	$10.81	$10.80	$9.82
Shares outstanding at end of period	35,066,735	34,855,549	23,048,133
Shareholders’ equity to total assets	6.49%	6.70%	6.72%
Tangible shareholders’ equity to tangible assets (4)	4.91%	5.07%	4.93%

(1)	Net of deferred income taxes.

(2)	Amounts as of March 31, 2005 have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(4)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amounts, unaudited)	2006	2005	2005
INTEREST INCOME:
Loans	$92,111	$82,269	$68,043
Mortgage-backed securities	23,345	22,985	23,082
Investments and cash	723	661	941

Total interest income	116,179	105,915	92,066

INTEREST EXPENSE:
Deposits	34,810	28,735	18,323
Borrowings	22,413	20,365	20,925

Total interest expense	57,223	49,100	39,248

Net interest income	58,956	56,815	52,818
Provision for losses on loans	(4,650)	(4,650)	(3,750)

Net interest income after provision	54,306	52,165	49,068

NON-INTEREST INCOME:
Fees and service charges	9,079	9,834	7,403
Mortgage banking operations	2,271	3,452	5,372
Loan servicing fees	269	104	137
Net gain (loss) on sales of securities	0	0	(57)
Real estate owned operations	307	289	112
BOLI	1,183	2,583	1,060
Charge related to early repayment of debt	0	0	645
Other non-interest income (expense)	(192)	(43)	(33)

Total non-interest income	12,917	16,219	14,639

NON-INTEREST EXPENSES:
Employee compensation and benefits	25,089	25,742	22,017
Occupancy and equipment	6,916	7,170	6,046
Amortization of core deposit intangibles	556	555	556
Other	11,679	12,966	11,028

Total non-interest expenses	44,240	46,433	39,647

Income before income taxes	22,983	21,951	24,060
Income tax provision	(7,567)	(6,521)	(8,169)

Net Income	$15,416	$15,430	$15,891

Earnings per share — basic (1)	$0.44	$0.44	$0.46
Earnings per share — diluted (1)	$0.44	$0.44	$0.45

Core earnings (2)	$15,416	$15,430	$15,521
Core earnings per share — basic (2)	$0.44	$0.44	$0.45
Core earnings per share — diluted (2)	$0.44	$0.44	$0.44

Weighted average shares outstanding — basic (1)	34,946,649	34,789,284	34,484,822
Weighted average shares outstanding — diluted (1)	35,255,602	35,121,020	34,979,051

(1)	Weighted average shares and per share amounts for the applicable prior periods have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.

(2)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, unaudited)	2006	2005	2005
LOAN ORIGINATIONS:
Residential real estate	$71,097	$82,572	$156,483
Multifamily real estate	0	44,304	13,267
Commercial real estate	33,975	97,576	55,055
Construction	563,592	588,583	344,920
Consumer — direct	78,849	83,080	63,951
Consumer — indirect	29,535	22,483	15,042
Business banking	176,449	167,433	94,148
Corporate Banking	119,511	109,364	79,733

Total loan origination volume	$1,073,008	$1,195,395	$822,599

PERFORMANCE RATIOS:
Return on average assets	0.81%	0.85%	0.91%
Return on average assets, core (1)	0.81%	0.85%	0.89%
Return on average shareholders’ equity	12.1%	12.1%	13.5%
Return on average shareholders’ equity, core (1)	12.1%	12.1%	13.2%
Return on average tangible equity (2)	16.2%	16.3%	18.6%
Operating efficiency	61.6%	63.6%	58.8%
Operating efficiency, core (1)	61.6%	63.6%	59.7%
Non interest expense to average assets (annualized)	2.34%	2.55%	2.28%
Average assets	$7,673,383	$7,231,051	$7,065,612
Average shareholders’ equity	$515,551	$507,016	$477,712
Average tangible equity (2)	$385,418	$376,640	$345,660

OTHER:
Regulatory capital ratios (Sterling Financial Corporation):
Core capital ratio (3)	7.2%	7.4%	N/A
Tier 1 risk-based capital ratio (3)	9.2%	9.5%	N/A
Total risk-based capital ratio (3)	10.1%	10.5%	N/A
Regulatory capital ratios (Sterling Savings Bank):
Core capital ratio	7.1%	7.2%	6.7%
Tier 1 risk-based capital ratio	9.1%	9.2%	9.7%
Total risk-based capital ratio	10.1%	10.2%	10.7%

Sales of financial products	$30,232	$19,309	$28,915
Full-time equivalents employees at end of period	1,832	1,789	1,640

(1)	See Exhibit A

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

(3)	Sterling Financial Corporation did not have regulatory capital ratio requirements prior to its conversion to a bank holding company in July of 2005.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	March 31,	December 31,	March 31,
(in thousands, unaudited)	2006	2005	2005
LOANS BY COLLATERAL TYPE:
Residential	$497,386	$488,633	$765,023
Multifamily	330,427	332,211	201,927
Commercial	786,215	792,219	696,321
Construction	1,261,061	1,021,502	731,072
Consumer — direct	640,941	618,528	551,033
Consumer — indirect	177,013	166,143	121,161
Business banking	1,128,397	1,079,939	956,402
Corporate banking	496,851	451,140	411,805
Deferred loan fees, net	(10,077)	(8,916)	(6,996)
Allowance for losses on loans	(58,699)	(55,483)	(52,712)

Net loans receivable	$5,249,515	$4,885,916	$4,375,036

ALLOWANCE FOR LOSSES ON LOANS:
Balance at beginning of quarter	$55,483	$53,671	$49,362
Provision for losses on loans	4,650	4,650	3,750
Amounts written off net of recoveries and other	(1,434)	(2,838)	(400)

Balance at end of quarter	$58,699	$55,483	$52,712

Net charge-offs to average net loans (annualized)	0.11%	0.24%	0.04%
Net charge-offs to average net loans (ytd)	0.03%	0.20%	0.01%
Loan loss allowance to total loans	1.11%	1.12%	1.19%
Loan loss allowance to nonperforming loans (excluding loans classified as loss)	1553.6%	975.9%	374.3%
Nonperforming loans to net loans	0.09%	0.16%	0.38%

NONPERFORMING ASSETS:
Nonaccrual loans	$3,788	$6,542	$15,359
Restructured loans	1,039	1,081	1,301

Total nonperforming loans	4,827	7,623	16,660
REO	5,160	779	1,459

Total nonperforming assets (NPA)	$9,987	$8,402	$18,119

NPA to total assets	0.13%	0.11%	0.26%
Loan delinquency ratio (60 days and over)	0.08%	0.18%	0.37%
Classified assets	$54,733	$59,611	$72,019
Classified assets/total assets	0.70%	0.79%	1.03%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$410,780	$432,936	$430,322
Non-interest-bearing transaction accounts	676,857	673,934	611,373
Savings and money market demand accounts	1,403,730	1,312,033	1,122,104
Time deposits	2,593,935	2,387,398	1,944,511

Total deposits	$5,085,302	$4,806,301	$4,108,310

Number of transaction accounts:
Interest-bearing transaction accounts	51,280	46,362	48,096
Non-interest-bearing transaction accounts	104,682	107,245	100,163

Total transaction accounts	155,962	153,607	148,259

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID

	Three Months Ended
	March 31, 2006			December 31, 2005			March 31, 2005
	Average		Average	Average		Average	Average		Average
(in thousands, unaudited)	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
INTEREST EARNING ASSETS:
Loans:
Mortgage	$2,754,279	$49,504	7.29%	$2,410,115	$42,400	6.98%	$2,463,405	$36,641	6.03%
Commercial and consumer	2,346,225	42,607	7.36%	2,228,997	39,869	7.10%	1,998,730	31,402	6.37%

Total	5,100,504	92,111	7.32%	4,639,112	82,269	7.04%	4,462,135	68,043	6.18%
MBS	1,966,595	23,345	4.81%	1,981,771	22,985	4.60%	2,019,649	23,082	4.63%
Investments and cash	177,151	723	1.66%	170,913	661	1.53%	172,993	941	2.21%

Total interest-earning assets	$7,244,250	116,179	6.50%	$6,791,796	105,915	6.19%	$6,654,777	92,066	5.61%

INTEREST BEARING LIABILITIES:
Deposits:
Transaction accounts	$1,055,363	349	0.13%	$1,119,421	371	0.13%	$1,010,348	307	0.12%
Savings	1,345,667	8,813	2.66%	1,251,887	7,358	2.33%	1,111,519	4,087	1.49%
Time deposits	2,527,672	25,648	4.12%	2,210,650	21,006	3.77%	1,902,555	13,929	2.97%

Total	4,928,702	34,810	2.86%	4,581,958	28,735	2.49%	4,024,422	18,323	1.85%
Borrowings	2,075,072	22,413	4.38%	2,056,837	20,365	3.93%	2,505,019	20,925	3.39%

Total interest-bearing liabilities	$7,003,774	57,223	3.31%	$6,638,795	49,100	2.93%	$6,529,441	39,248	2.44%

Net interest income and spread		$58,956	3.19%		$56,815	3.26%		$52,818	3.17%

Net interest margin			3.30%			3.32%			3.22%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, unaudited)	2006	2005	2005
CORE EARNINGS: (1)
Net income as reported	$15,416	$15,430	$15,891
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	36
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00
Add back: charge on early debt repayment, net of tax	0.00	0.00	(406)

Core earnings	$15,416	$15,430	$15,521

CORE EARNINGS PER SHARE — BASIC: (1) (2)
Earnings per share — basic, as reported	$0.44	$0.44	$0.46
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	0.00
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00
Add back: charge on early debt repayment, net of tax	0.00	0.00	(0.01)

Core earnings per share — basic	$0.44	$0.44	$0.45

CORE EARNINGS PER SHARE — DILUTED: (1) (2)
Earnings per share — basic, as reported	$0.44	$0.44	$0.45
Subtract: net (gain) loss on securities, net of tax	0.00	0.00	0.00
Add back: merger and acquisition costs, net of tax	0.00	0.00	0.00
Add back: charge on early debt repayment, net of tax	0.00	0.00	(0.01)

Core earnings per share — diluted	$0.44	$0.44	$0.44

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.81%	0.85%	0.91%
Subtract: net (gain) loss on securities, net of tax	0.00%	0.00%	0.00%
Add back: merger and acquisition costs, net of tax	0.00%	0.00%	0.00%
Add back: charge on early debt repayment, net of tax	0.00%	0.00%	(0.02%)

Return on average shareholders’ equity, core	0.81%	0.85%	0.89%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)
Return on average shareholders’ equity, as reported	12.1%	12.1%	13.5%
Subtract: net (gain) loss on securities, net of tax	0.0%	0.0%	0.0%
Add back: merger and acquisition costs, net of tax	0.0%	0.0%	0.0%
Add back: charge on early debt repayment, net of tax	0.0%	0.0%	(0.3%)

Return on average shareholders’ equity, core	12.1%	12.1%	13.2%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	61.6%	63.6%	58.8%
Add back: net (gain) loss on securities	0.0%	0.0%	(0.1%)
Subtract: merger and acquisition costs	0.0%	0.0%	0.0%
Subtract: charge on early debt repayment	0.0%	0.0%	1.0%

Operating efficiency ratio, core	61.6%	63.6%	59.7%

ADJUSTED SHAREHOLDERS’ EQUITY:
Shareholders’ equity, as reported	$508,720	$506,685	$471,097
Add (subtract) unrealized loss (gain) on investments and MBS, net	49,152	34,219	26,134

Adjusted shareholders’ equity	$557,872	$540,904	$497,231

ADJUSTED BOOK VALUE PER SHARE:
Book value per share, as reported	$14.51	$14.54	$13.63
Add (subtract) unrealized loss (gain) on investments and MBS, net	1.40	0.98	1.13

Adjusted book value per share	$15.91	$15.52	$14.76

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs and a charge for costs related to early repayment of debt, net of related income taxes. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.

(2)	Weighted average shares and per share amounts for the applicable prior periods have been restated to reflect the 3 for 2 stock split that was effected on August 31, 2005.